Exhibit 10.2

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER OF THE SECURITIES THAT ARE REFERRED TO HEREIN, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF ANY OFFERING MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES REFERRED TO HEREIN ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

EUROSITE POWER INC.

Convertible Note Conversion Agreement

October [__], 2014

EuroSite Power Inc.

45 First Avenue

Waltham, MA 02451

Ladies and Gentlemen:

1.                  Background. The undersigned investor (the “Investor”) is the owner of convertible notes of EuroSite Power Inc. (“EUSP”) in the aggregate principal amount set forth on the signature page. Investors executing an agreement similar to this one are referred to as the “Investors.” The aforesaid convertible notes of EUSP are referred to herein as the “EUSP Notes.” Interest accrued and unpaid on the EUSP Notes, together with the balance of interest payable through the next interest payment date of the EUSP Notes (“Current Interest”), is set forth on the signature page.

The Investor has agreed to convert the entire amount of the principal, Current Interest and Future Interest on the EUSP Notes owned by the Investor into newly issued EUSP Shares, with the aggregate amount of principal and interest being converted at a conversion price of $0.50 per EUSP Share, as set forth on the signature page.

2.                  Conversion of EUSP Notes.

a.                   Conversion. Each Investor hereby converts the entire principal, Accrued Interest and Future Interest on the EUSP Notes owned by it into newly issued EUSP Shares at a purchase price per share of $0.50.

b.                  Deliveries. As soon as practical after the execution of this agreement by all parties, each Investor agrees to deliver to EUSP for cancellation all of the EUSP Notes owned by it. Upon delivery of the EUSP Notes held by the Investor, EUSP agrees to issue to the Investor the EUSP Shares to be issued on the conversion of the EUSP Notes.

3.                  Representations and Warranties.

a.                   EUSP. EUSP hereby confirms that its representations, warranties and agreements in the subscription agreement and other documents pursuant to which the original EUSP Notes were issued continue to be true and correct as if made on the date hereof and as if made with respect to the securities being issued pursuant hereto, except that with respect to such representations and warranties that speak as of a particular date, no material adverse change has occurred making such representations and warranties untrue or incorrect in any material respect as of the date hereof.

b.                  The Investor. The Investor hereby confirms that the Investor’s representations, warranties and agreements in the subscription agreement and other documents pursuant to which the Investor purchased its EUSP Notes are true and correct as of the date hereof. Without limiting the foregoing, the Investor represents and warrants that the Investor is an accredited investor, as such term is defined in the regulations under the Securities Act of 1933, as amended.

4.                  Expenses. Each party hereto shall each bear its own expenses incurred in connection with this transaction.

5.                  Miscellaneous.

a.                   Notices. When any notice is required or authorized hereunder, such notice shall be given in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not sent during normal business hours, then on the next business day so long as receipt is confirmed, (iii) five days after having been sent by registered or certified mail (or regular mail if registered or certified mail is unavailable in the country of the recipient), (iv) if sent within the U.S., one business day after deposit with a recognized overnight courier, specifying next business day delivery, with written verification of receipt or (v) if sent from the U.S. to an address outside the U.S. or if sent from outside the U.S. to an address within the U.S., five business days after deposit with an internationally recognized courier service specifying that delivery be made within five business days with written verification of receipt. All notices and other communications shall be sent if sent to the Investor, to the business address or email address of the Investor set forth on the signature page to this Agreement, as it may subsequently change by notice from the Investor; and

If to EuroSite, to:	EuroSite Power Inc.
45 First Avenue
Waltham, MA 02451
Attention: Chief Financial Officer
Email: gabriel.parmese@americandg.com

With a copy to:	Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109
Attention: Edwin L. Miller, Jr.
Email: emiller@sandw.com

Such notices or communications shall be effective when received. If a notice or communication to Investor is sent in the manner provided above, it is duly given, whether or not the addressee receives it. EuroSite by notice to the Investor may designate additional or different addresses for subsequent notices or communications.

b.                  Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, successors and assignees of the Investor.

c.                   Choice of Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York and, to the extent it involves any United States federal statute or regulations, in accordance therewith.

d.                  Consent to Jurisdiction. The parties hereby consent and submit to the exclusive jurisdiction of the state and federal courts in New York City with respect to all disputes arising in connection with this transaction.

e.                   Survival of Representations. The parties agree that all of the warranties, representations, acknowledgments, confirmations, covenants and promises made in this Agreement shall survive its execution and delivery.

f.                   Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original and which, taken together, shall form one and the same agreement. Execution and delivery of this Agreement may be evidenced by a scan/.pdf of the executed document sent by email.

g.                  Integration. This Agreement is the complete and exclusive agreement between the parties with regard to the subject matter hereof and supersedes any and all prior discussions, negotiations and memoranda related hereto.

_________________

(Signature page immediately follows.)

The undersigned Investor and EUSP hereby execute this Convertible Note Conversion Agreement as of the date first set forth above.

é Amount of Convertible EUSP Notes being converted into newly issued EUSP Shares at $0.50 per share	é Investor’s name

é Amount of Future Interest on EUSP Notes being converted into newly issued EUSP Shares at $0.50 per share	é Investor’s signature

Business address of the Investor ê

Email address of Investor ê

AGREED:

EUROSITE POWER INC.

By: